Exhibit 99.1
Press Release

Bio-Rad Appoints Rajat Mehta Executive Vice President, Global Commercial Operations

HERCULES, Calif. – July 28, 2025 – Bio-Rad Laboratories, Inc. (NYSE: BIO and BIO.B), a global leader in life science research and clinical diagnostics products, today announced the appointment of Rajat Mehta as its new Executive Vice President, Global Commercial Operations, effective August 4, 2025. Mehta will lead Bio-Rad's global commercial strategy and execution, succeeding Mike Crowley, who is retiring after a distinguished 26-year career with the company.

Mehta brings extensive leadership and commercial expertise in biopharmaceutical, life science research, and diagnostics markets to Bio-Rad. He joins from Labcorp, where he served as Senior Vice President, overseeing large-scale commercial operations for the company’s West Division. Prior to Labcorp, Mehta was Vice President and General Manager, Applied Technologies, at Thermo Fisher Scientific. In this role, he successfully managed a global business unit serving diverse markets. Earlier in his career, Mehta held commercial roles of increasing responsibility at Dow Chemical, where he designed and executed impactful commercial growth strategies. He holds an MBA from The Wharton School at the University of Pennsylvania and a BS in Electrical Engineering from Kurkshetra University in Thanesar, India.

"Rajat's proven track record in delivering above-market growth, building high-achieving teams, and driving alignment across multiple business segments will be instrumental as we continue to advance our long-term strategy,” said Jon DiVincenzo, Bio-Rad’s President and Chief Operating Officer. “His focus on commercial excellence and deep understanding of large, global organizations spanning both clinical diagnostics and life science markets make him a fantastic addition to our leadership team."

Norman Schwartz, Bio-Rad's Chairman and CEO, added, "On behalf of everyone at Bio-Rad, I want to extend our deepest gratitude and acknowledgement to Mike Crowley for his exceptional service and unwavering dedication. Since joining our commercial team in 1998, and particularly during his tenure as EVP of Global Commercial Operations since 2014, Mike’s leadership has been instrumental in building our global sales and services organization and contributing to Bio-Rad’s overall success.”

About Bio-Rad

Bio-Rad Laboratories, Inc. (NYSE: BIO and BIO.B) is a leader in developing, manufacturing, and marketing a broad range of products for the life science research and clinical diagnostics markets. Based in Hercules, California, Bio-Rad operates a global network of research, development, manufacturing, and sales operations with approximately 7,500 employees, and $2.6 billion in revenues in 2024. Our customers include universities, research institutions, hospitals, and biopharmaceutical companies, as well as clinical, food safety and environmental quality laboratories. Together, we develop innovative, high-quality products that advance science and save lives. To learn more, visit bio-rad.com.

Forward-Looking Statements

This release may be deemed to contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements we make regarding our executive officers. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "plan", "believe," "expect," "anticipate," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions, although not all forward-looking statements contain these words. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. These risks and uncertainties include risks relating to our international operations; global economic and geopolitical conditions; tariffs or other trade barriers; reductions in government funding or capital spending of our customers; the uncertain pace of the biopharma sector’s recovery; international legal and regulatory risks; our ability to develop and market new or improved products; our ability to compete effectively; foreign currency exchange fluctuations; supply chain issues; product quality and liability issues; our ability to integrate acquired companies, products or technologies into our company successfully; changes in the healthcare industry; and natural disasters and other catastrophic events beyond our control. For further information regarding our risks and uncertainties, please refer to the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operation" in Bio-Rad's public reports filed with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Bio-Rad cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

Investor Contact:
Edward Chung, Investor Relations
510-741-6104
ir@bio-rad.com

Media Contact:
Anna Gralinska, Corporate Communications
510-741-6643
cc@bio-rad.com